Neustar’s Acquisition
of TARGUSinfo
© Neustar Inc. / All Rights Reserved
November 15, 2011
This document is an update to Exhibit 99.3 of Form 8-K filed with the Securities and
Exchange Commission on October 11, 2011
Exhibit 99.1

Forward Looking Statements
© Neustar Inc. / All Rights Reserved
Statements in this document regarding Neustar, Inc.'s acquisition of TARGUSinfo, including, without limitation, benefits of the transaction and Neustar's expectations regarding the transaction's effects on its GAAP and non--GAAP results, and any other statements regarding future expectations, beliefs, goals or business prospects constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995.  We cannot assure you that our expectations will be achieved or that any deviations will not be material.  Forward-looking statements are subject to many assumptions, risks and uncertainties that may cause future results to differ materially from those anticipated.  Among the important factors that could cause future events or results to vary from those addressed in the forward-looking statements include, without limitation, risks and uncertainties arising from difficulties with the integration process or the realization of the benefits of the transaction; general economic conditions in the regions and industries in which Neustar and TARGUSinfo operate; the reaction of the users of TARGUSinfo's services; and the reaction of competitors to the transaction.  More information about potential factors that could affect our business and financial results is included in our filings with the
Securities and Exchange Commission, including, without limitation, our Annual Report on Form 10-K for the year ended
December 31, 2010 and subsequent periodic reports.  All forward-looking statements are based on information available to us on the date of this press release, and we undertake no obligation to update any of the forward-looking statements after the date of this press release.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURE
Neustar reports its results in accordance with generally accepted accounting principles in the United States (GAAP).
Throughout this document, Neustar is providing certain non-GAAP financial measures.  Neustar cautions investors that the non-GAAP financial measures presented are intended to supplement Neustar’s GAAP results and are not a substitute for such results.  Additionally, the non-GAAP financial measures used by Neustar may differ from the non-GAAP financial measures used by other companies.

Why TARGUSinfo?
© Neustar Inc. / All Rights Reserved
Creates a leader in information and analytics services
• Provides value-added decision-making data and analytical tools for customers
• Leverages patented processes and predictive analytics assets
Strong strategic fit
• Near-adjacency with similar business model and financial profile
• Low execution / integration risk
Creates multiple opportunities for incremental growth
• Expanded distribution channels
• Cross-selling / up-selling opportunities
• Deeper service portfolio for all types of carriers
• Combination of assets enables broader predictive analytics capabilities
Diversifies revenue while maintaining high margins and continued growth
• Combined LTM revenue of $732M and adjusted EBITDA of $327M
Adds experienced management team with a demonstrated record of innovation

TARGUSinfo at a Glance
© Neustar Inc. / All Rights Reserved
A leading provider of on-demand identification, verification, scoring, and local search solutions
• Access to over 200 sources of data, creating the most reliable, trusted and comprehensive data repository
• Processes over 100 billion real-time queries annually
• Extensive portfolio of patents
Operates in large, growing markets
• U.S. online display advertising market estimated to reach $12.3 billion in 2011
(1)
• U.S. online local directories and search market estimated at $2.6 billion in 2010
(2)
• U.S. online lead generation market estimated at $1.3 billion in 2010
(3)
Broad, diverse customer base
• Recurring revenues provide strong visibility
• Over 800 customers in diversified customer segments – cable, telecom, financial services, e-commerce, retail, education, and government
• Strategic partnerships – search engines, ad networks, and clearinghouses
Founded in 1993 and headquartered in Northern Virginia
• Approximately 460 employees
(1) Source: eMarketer
(2) Source: Industry Survey conducted by PricewaterhouseCoopers and sponsored by Interactive Advertising Bureau
(3) Source: Industry Survey conducted by PricewaterhouseCoopers and sponsored by Interactive Advertising Bureau

What is the most
efficient network path?
Who is TARGUSinfo?
Just Like Neustar….   TARGUSinfo Provides Real Intelligence For Better Business Decisions
© Neustar Inc. / All Rights Reserved
Who is on the other end
of my transaction?
How do I get someone to the
correct store location?
Is the information provided
from the consumer accurate?
How do I interact with
customers and sell more
effectively?
N
On what network does this
phone number terminate?
Is my website providing
relevant information?
Is my on-line storefront
performing optimally?

Who is TARGUSinfo?
Overview of Services
© Neustar Inc. / All Rights Reserved
Solutions
(% LTM Revenues (1) )
Services Customer Segments
Largest independent provider of Caller ID
• Cable companies
• Telecom operators
• Wireless providers
Identification
and Location
(64%)
Identification
and Location
(64%)
Link  phone number to name and address in real-time
Real-time geographic call routing based on address identifier
Links phone number to name /address for direct mail
• Call centers
• Direct response marketers
• Call centers
• Direct response marketers
• Telecom companies
• Call centers
• Utilities
Lead Verification,
Authentication
and Scoring
(19%)
Lead Verification,
Authentication
and Scoring
(19%)
Qualifies and scores online leads
Enables businesses to manage and enhance their online identity
Provides online audience information
• Marketing companies
• Education
• Insurance companies
• Enhancement to “On-
Demand Verification”
• Ad agencies
• Ad networks
• Publishers
• Local/national businesses
• Local search engines
Directory
Services
(17%)
Directory
Services
(17%)
Enhanced Directory Assistance and White Pages listings
• White pages / yellow pages
providers
• Marketing companies
Description
Caller Name:
On-Demand
Identification:
On-Demand Location:
Second Approach:
On-Demand Verification:
On-Demand Scoring:
AdAdvisor:
Localeze:
Amacai:
(1) As of September 30, 2011
Verifies and  supplements  prospective  leads’ name  and
address

Neustar and TARGUSinfo Value Proposition
© Neustar Inc. / All Rights Reserved
• 2.9B global telephone numbers
• 2.8B global IP addresses
• 5.3M global domain names
200 data sources
14M business listings
400M household listings
Creates
unmatched scale
Enables predictive
analytics
• 11,000 customers
• 5,700 carrier customers
• 4,300 global customers
• 1,400 brand marketers
800 customers
200 distribution channel
partners
150+ search engines
Major social networks
Enhances cross-selling
and up-selling
Expands distribution
channels
• Numbering
• Order management
• IP services
Caller name
Enhanced caller ID
Directory assistance
Deepens service
portfolio for all types
of carriers
• DNS and monitoring
• Domain name registries
• Common short codes
• IP Geolocation
AdAdvisor
Lead Verification
Directory Services
Accelerates
development of
services in large, high
growth markets
Assets
Customers
Carrier
Services
Enterprise
Services

Combined Company Overview
Strong margins, more efficient capital structure
© Neustar Inc. / All Rights Reserved
LTM  September 30, 2011 Metrics Neustar TARGUSinfo Combined (1)
LTM Revenue (millions) $583 $149 $732
LTM Adjusted EBITDA (millions) $260 $67 $327
% Adjusted EBITDA Margin 45% 45% 45%
Cash and investments (millions) $410 $23 $319 (2)
Total Debt  (millions) $6 (3) $165 $606 (4)
Total Debt / LTM Adjusted EBITDA 0.0x 2.4x 1.9x
Net Debt / LTM  Adjusted EBITDA NM 2.1x 0.9x (4)
(1) Combined financial statements exclude pro forma purchase accounting adjustments including the purchase price allocation which is based on the fair value of assets and liabilities as of the date of acquisition (November 8, 2011).
(2) Reflects the $600M Term Loan, use of cash for this acquisition, and payment of estimated financing and transaction costs of approximately $40.8 million. Cash and investments have not been adjusted to reflect the additional $250M share repurchase program.
(3) Consists of capital leases of $6M.
(4) Reflects post-close debt position (including $600M Term Loan and undrawn Revolving Credit Facility) plus a portion of existing cash.
• Adjusted EBITDA margins of combined entity consistent with Neustar’s historical performance
• More efficient capital structure, resulting in increased shareholder value
• Maintains flexibility with leverage capacity
© Neustar Inc. / All Rights Reserved

REVENUE ($M)

Adjusted EBITDA ($M)

'06 – '10 CAGR: 12%
'06 – '10 CAGR: 11%
'06 – '10 CAGR: 12%
'06 – '10 CAGR: 13%
'06 – '10 CAGR: 12%
'06 – '10 CAGR: 13%

neustar

TARGUSinfo®

0
50
100
150
200
2006 2007 2008 2009 2010 LTM
0
200
400
600
800
2006 2007 2008 2009 2010 LTM
0
100
200
300
400
2006 2007 2008 2009 2010 LTM
0
200
400
600
800
2006 2007 2008 2009 2010 LTM
Combined Company Overview
Enhanced Scale and Strong Growth
© Neustar Inc. / All Rights Reserved
Neustar TARGUSinfo Combined Company
(1)
Neustar Carrier Services
Neustar Enterprise Services TARGUSinfo
+
+ =
=
(1) Combined Company financial statements exclude pro forma purchase accounting adjustments including the purchase price allocation which is based on the fair value of assets and liabilities as of the date of acquisition (November 8, 2011).
(2) Adjusted for a legal contingency favorably resolved in 2008.
(3) Adjusted for discretionary compensation associated with a 2010 recapitalization event.
YoY:
20%
YoY:
28%
YoY:
9%
YoY:
15%
YoY:
12%
YoY:
13%
© Neustar Inc. / All Rights Reserved
2006 2007 2008 2009 2010 LTM
(2) (2) (3)
(3)
0
25
50
75
100
2006
(3)
0
25
50
75
100
2007 2009 2010
2011 LTM
(2)
(2)
(3)

Takeaways
Compelling Strategic and Financial Benefits
© Neustar Inc. / All Rights Reserved
Immediately accretive on
a Non-GAAP basis
Maintains strong revenue growth
and high margins
Recurring revenues
Enhanced scale and diversification
More efficient capital structure
Creates a leading information
and analytics services provider
New services in large high
growth markets
Cross-selling and up-selling
opportunities
Expanded distribution
Track record of innovation
Minimal execution risk
Strategic Benefits Financial Benefits

11 Additional Historical and Pro Forma Financial Data © Neustar Inc. / All Rights Reserved

Preparation of Pro Forma Financial Data
© Neustar Inc. / All Rights Reserved
The selected pro forma financial information reflects the results of the combined company as if the transaction occurred as of September 30, 2011 for purposes of the balance sheet data and as of the beginning of each respective period presented for the income statement data and reflects payment of the merger consideration through a combination of cash on hand and borrowings of $600 million under Neustar's new credit facility.  The selected pro forma financial information should be read together with (1) the respective historical financial information of each company included with this presentation and, with respect to Neustar, included in Neustar's filings with the SEC and (2) the full pro forma financial information and TARGUSinfo's audited and unaudited historical financial statements, including the notes thereto, when available, which Neustar will file with the SEC as soon as practicable, but no later than 71 days after November 15, 2011.
For purposes of this unaudited pro forma selected information, we have made preliminary allocations of the estimated merger consideration to TARGUSinfo's tangible and intangible assets acquired and liabilities assumed based on preliminary estimates of their fair values as of September 30, 2011.  These preliminary allocations are based on
preliminary estimates and assumptions, which are subject to change.   A final determination of the fair values of
TARGUSinfo’s assets and liabilities will be made based on the net tangible and intangible assets of TARGUSinfo as of the closing date. Amounts allocated to goodwill and intangible assets in the final purchase price allocation could change significantly from those used in this pro forma information and could result in a material change from the pro forma financial information presented herein.
The following pro forma information is provided for informational purposes only.  Pro forma information does not purport to represent what the combined company's results of operation and financial position would have been had the merger been completed as of the dates indicated or be indicative of the results of operation or financial position that the combined company may achieve in the future.

Pro Forma Selected Financial Data - Balance Sheets
© Neustar Inc. / All Rights Reserved
(1) The amounts expressed in this column are derived from Neustar’s unaudited consolidated financial statements for the nine months ended September 30, 2011.
(2) The amounts expressed in this column are derived from TARGUSinfo’s unaudited consolidated financial statements for the nine months ended September 30,
2011.
(3) The amounts expressed in this column reflect preliminary pro forma purchase accounting adjustments required to present the acquisition as of September 30,
2011.
(4) Reflects the $600M Term Loan, use of cash for this acquisition, and payment of estimated financing and transaction costs of approximately $40.8 million.
Cash and investments have not been adjusted to reflect the additional $250M share repurchase program.
(5) Pro forma amounts reflect estimated acquired intangible assets of $309.8 million and goodwill of $447.1 million.
(6) Pro forma amounts reflect the long-term portion of borrowings of $585.4 million used to partially fund the Merger and payment of TARGUSinfo’s debt in connection with the Merger.
September 30, 2011
Neustar (1) TARGUSinfo (2) Pro Forma (3)
(in thousands)
(unaudited)
Cash, cash equivalents and short-term investments $              391,825 $                     22,605 $                     293,478
(4)
Working capital $              423,675 $                     24,354 $                     343,993
(4)
Goodwill and intangible assets $              181,973 $                       3,955 $                     938,847
(5)
Total assets $              843,371 $                     74,571 $                  1,553,552
Deferred revenue, excluding current portion $                 10,733 $                            --- $                       10,733
Long-term debt and capital lease obligations, excluding current portion $                   2,459 $                   148,750 $                     587,888
(6)
Total stockholders’ equity (deficit) $              709,900 $                 (109,163) $                     703,035

Pro Forma Selected Financial Data – Income Statements
© Neustar Inc. / All Rights Reserved
Year Ended December 31, 2010 Nine Months Ended September 30, 2011
Neustar (1) TARGUSinfo (2) Pro  Forma (3) Neustar (4) TARGUSinfo (5) Pro Forma (3)
(in thousands)
(unaudited)
Revenue $  520,866 $             130,431 $         650,250 $       446,275 $           113,225 $         557,120
Total operating expenses, excluding depreciation and
amortization 282,282 86,820 368,266 247,632 60,904 305,046
Depreciation and amortization (6) 32,861 4,039 79,701 29,018 2,885 64,003
Income from operations 205,723 39,572 202,283 169,625 49,436 188,071
Other income (expense) (7) 587 117 (34,603) 289 (10,449) (26,344)
Provision for income taxes, continuing operations (8) 82,282 15,120 66,630 65,060 16,348 62,720
Income from continuing operations $   124,028 $                24,569 $        101,050 $      104,854 $             22,639 $           99,007
(1)
The amounts expressed in this column are derived from Neustar’s audited consolidated financial statements for the year ended December 31, 2010.
(2)
The amounts expressed in this column are derived from TARGUSinfo’s audited consolidated financial statements for the year ended December 31,
2010.
(3)
The amounts expressed in this column reflect pro forma purchase accounting adjustments required to present the acquisition as of the beginning of each respective period.
(4)
The amounts expressed in this column are derived from Neustar’s unaudited consolidated financial statements for the nine months ended
September 30, 2011.
(5)
The amounts expressed in this column are derived from TARGUSinfo’s unaudited consolidated financial statements for the nine months ended
September 30, 2011.
(6)
Pro forma amounts reflect acquired intangible asset amortization expense of $43.6 million and $32.7 million for the year ended December 31, 2010 and for the nine months ended September 30, 2011, respectively.
(7)
Pro forma amounts reflect interest expense of $35.4 million and $26.5 million for the year ended December 31, 2010 and for the nine months ended
September 30, 2011, respectively, related to debt used to partially fund the Merger.
(8)
Pro forma income taxes reflect Neustar’s estimated consolidated effective tax rate of 39.7% and 38.8% for the year ended December 31, 2010 and for the nine months ended September 30, 2011, respectively.

TARGUSinfo Selected Financial Data – Balance Sheets
© Neustar Inc. / All Rights Reserved
(1) The amounts expressed in this column are derived from TARGUSinfo’s audited consolidated financial statements for the years ended December 31,
2008, 2009, and 2010.
(2) The amounts expressed in this column are derived from TARGUSinfo’s unaudited consolidated financial statements for the nine months ended
September 30, 2011.
December 31, September 30,
2008 (1) 2009 (1) 2010 (1) 2011 (2)
(in thousands)
(unaudited)
Cash, cash equivalents and short-term investments $              33,954 $                 64,065 $              9,839 $              22,605
Working capital $              41,409 $                 73,715 $            10,930 $              24,354
Intangible assets $                 6,285 $                   5,438 $              4,590 $                 3,955
Total assets $              80,421 $              107,276 $            60,695 $              74,571
Long-term debt, excluding current portion $                      --- $                        --- $          161,875 $            148,750
Total stockholders’ equity (deficit) $              55,845 $                 86,633 $       (133,875) $         (109,163)

TARGUSinfo Selected Financial Data – Income Statements
© Neustar Inc. / All Rights Reserved
(1) The amounts expressed in this column are derived from TARGUSinfo’s audited consolidated financial statements for the years ended December 31, 2008, 2009 and 2010.
(2) The amounts expressed in this column are derived from TARGUSinfo’s unaudited consolidated financial statements for the nine months ended September 30,
2011.
(3) Total operating expenses reflects a reversal of $49.0 million related to a legal contingency favorably resolved in 2008.
Year Ended December 31,
Nine Months Ended
September 30,
2008 (1) 2009 (1) 2010 (1) 2011 (2)
(in thousands)
(unaudited)
Revenue $            114,625 $                   118,367 $                130,431 $                 113,225
Total operating expenses, excluding depreciation and amortization 24,827
(3)
67,759 86,820 60,904
Depreciation and amortization 4,069 4,003 4,039 2,885
Income from operations 85,729 46,605 39,572 49,436
Other income (expense) 444 2,645 117 (10,449)
Provision for income taxes 34,903 19,501 15,120 16,348
Income from continuing operations $              51,270 $                    29,749 $                  24,569 $                   22,639

17 Appendix © Neustar Inc. / All Rights Reserved

Non-GAAP Reconciliation
© Neustar Inc. / All Rights Reserved
Reconciliation to combined adjusted EBITDA from continuing operations
Year Ended December 31, 2010 Last Twelve Months Ended September 30, 2011
Neustar (1) TARGUSinfo (2)
Combined
Company (3) Neustar TARGUSinfo
Combined
Company (3)
(dollars in thousands)
(unaudited)
Revenue $          520,866 $             130,431 $          651,297 $          583,137 $             149,302 $          732,439
Income from continuing operations $          124,028 $                24,569 $          148,597 $          136,212 $                25,115 $          161,327
Add: Depreciation and amortization 32,861 4,039 36,900 38,054 3,894 41,948
Add: Other expense (income) (587) (117) (704) (230) 10,527 10,297
Add:
Provision for income taxes, continuing
operations 82,282 15,120 97,402 85,772 16,742 102,514
EBITDA from continuing operations 238,584 43,611 282,195 259,808 56,278 316,086
Add: Discretionary compensation --- 10,747 10,747 --- 10,747 10,747
Adjusted EBITDA from continuing operations $          238,584
(4)
$               54,358 $          292,942 $          259,808
(4)
$               67,025 $          326,833
Adjusted EBITDA margin 46% 42% 45% 45% 45% 45%
(1) The amounts expressed in this column are derived from Neustar’s audited consolidated financial statements for the year ended December 31, 2010.
(2) The amounts expressed in this column are derived from Targus Information Corporation’s audited consolidated financial statements for the year ended December 31, 2010.
(3) The amounts expressed in this column do not reflect pro forma purchase accounting adjustments required to present the acquisition as of the beginning of each respective period.
(4) Includes management transition costs of $6.0 million for restructuring and severance costs.
(5) EBITDA margin is a measure of EBITDA from continuing operations as a percentage of total revenue.
(5)